Exhibit 99.1

Investor Contact:	Media Contact:
Scott Wilson	Jennifer Massaro
SupportSoft, Inc.	SupportSoft, Inc.
(650) 556-8515	(650) 556-8596
scott.wilson@supportsoft.com	jennifer.massaro@supportsoft.com

SupportSoft Announces Preliminary Third Quarter 2005 Results

Redwood City, CA, October 3, 2005 – SupportSoft, Inc. (Nasdaq: SPRT), a leading provider of Real-Time Service Management (RTSM™) software, today announced preliminary financial results for the quarter ended September 30, 2005.

The Company expects total revenues for the third quarter 2005 to be approximately $13 million versus $12.2 million for the same period last year.

“Although we are disappointed with our results, we did close several significant million-dollar transactions this quarter,” said Radha Basu, CEO of SupportSoft. “Overall, we continue to believe that we are well-positioned long-term given the strength of our products, the market opportunity and the confidence that customers have in the value of our end-point management and service automation solutions. We will be performing a review of our business operations and closely aligning our resources and go-to-market strategies to maximize near-term revenue opportunities.”

All statements relating to the Company’s third quarter financial performance contained in this release are preliminary and may change based on the Company’s management and independent auditors completion of customary quarterly closing and review procedures.

SupportSoft will host a conference call today, Monday, October 3, 2005 at 4:30 p.m. EDT. A live Webcast of the conference call will be available via the investor relations section of the Company’s website at www.supportsoft.com or by dialing (800) 665-0430. A replay of the Webcast will be available within 24 hours or by dialing (888) 203-1112. The passcode is 3323144.

SupportSoft will announce its final third quarter results on Tuesday, October 25, 2005, after the close of the market.

About SupportSoft

SupportSoft, Inc. is a leading provider of Real-Time Service Management (RTSM™) software designed to improve enterprise endpoint automation and technical support and enable triple play service automation for VoIP, video or broadband delivery by service providers to their customers. Digital service providers benefiting from SupportSoft solutions include Auna, Belgacom, BellSouth, Casema, Charter Communications, Comcast Communications, Cox Communications, Time Warner, TDC Cable TV, TeliaSonera, UPC and Verizon. Enterprises that have licensed SupportSoft software for IT requirements include ADP, Bank of America, BT, IBM, Procter & Gamble, Siebel Systems, Sony and Thomson Financial. Managed service providers that utilize the Company’s solutions to provide outsourced services to their enterprise customers include ACS, CGI, CompuCom and CSC. For more information, visit http://www.supportsoft.com/.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These are statements that relate to future events and include, but are not limited to, the statement that provides an estimate as to the expected final calculation of the Company’s third quarter revenue, and the statements related to market opportunity and the strength of the Company’s future prospects. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in these forward-looking statements. These risks and uncertainties include, but are not limited to: SupportSoft’s management and independent auditors, upon completion of their customary quarterly closing and review procedures, concluding that the financial results for the third quarter fall below the estimate set forth in this press release or are otherwise different than the preliminary estimates provided herein, SupportSoft’s ability to achieve broad adoption and acceptance of its Real-Time Service Management products and services, the ability of its software to operate with hardware and software platforms that are used by its customers now or in the future, diversion of management attention and difficulty in integrating acquired businesses and technologies, system failures that may cause an interruption in its customers’ ability to use its products or services, the uncertain economic conditions in the United States and in international markets as well as other risks detailed from time to time in its SEC filings, including those described in the section “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Other Factors Affecting our Business and Operating Results” in its Quarterly Report on Form 10-Q . Statements included in this release are based upon information known to SupportSoft as of the date of this release, and SupportSoft assumes no obligation to update information contained in this press release.